UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2026

ORCHESTRA BIOMED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39421 (Commission File Number)	92-2038755 (IRS Employer Identification No.)

150 Union Square Drive
New Hope, Pennsylvania 18938
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 862-5797

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	OBIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 1, 2026, Orchestra BioMed Holdings, Inc. (the “Company”) issued a press release titled “Orchestra BioMed Exceeds Enrollment Target in the BACKBEAT Global Pivotal Trial of AVIM Therapy.” A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01.	Other Events.

On October 1, 2026, the Company announced that, as of September 30, 2026, 330 patients had been randomized in the BACKBEAT Global Pivotal Trial (“BACKBEAT Trial”), exceeding its previously announced target of 316 randomized patients. The BACKBEAT Trial is evaluating Atrioventricular Interval Modulation Therapy (“AVIM Therapy”) in pacemaker-indicated patients with uncontrolled hypertension despite the use of medication. The BACKBEAT Trial is being conducted with Medtronic plc (NYSE: MDT), the Company’s strategic collaborator for the BACKBEAT Trial and, subject to regulatory approval, for the commercialization of AVIM Therapy in pacemaker-indicated patients with uncontrolled hypertension despite the use of medication. The 330 patients enrolled in the BACKBEAT Trial have been randomized at 81 sites across 13 countries. The BACKBEAT Trial’s protocol, approved by the U.S. Food and Drug Administration, specifies 284 evaluable randomized subjects for the primary endpoint analysis, with a total enrollment target of 316 patients to account for potential loss to follow-up.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated as of October 1, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHESTRA BIOMED HOLDINGS, INC.

	By:	/s/ Andrew Taylor
	Name:	Andrew Taylor
	Title:	Chief Financial Officer

Date: October 1, 2026